iShares®

iShares Trust

iShares U.S. ETF Trust

iShares, Inc. (together, “iShares Registrants”)

Supplement dated February 17, 2016

to the Statements of Additional Information (the “SAI”)

for all iShares Funds (the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Funds.

Effective January 1, 2016, the information below hereby replaces the information in the “Trustee and Officers” and “Committee of the Board of Trustees/Directors” sections of each SAI.

Trustees/Directors and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee/ Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees/Directors who are not “interested persons” (as defined in the 1940 Act) of the iShares Registrants are referred to as independent trustees/directors (“Independent Trustees/Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee serves as a Director of iShares, Inc. and a Trustee of iShares Trust and iShares U.S. ETF Trust, and, as a result, oversees a total of 325 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Trustee/ Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees/Directors and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees/Director

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee/Director During the Past 5 Years

Robert S. Kapito[1] (58)	Director of iShares, Inc. (since 2009), Trustee of iShares Trust (since 2009), Trustee of iShares U.S. ETF Trust (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	None.

Mark Wiedman[2] (45)	Director of iShares, Inc. (since 2013); Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of PennyMac Financial Services, Inc. (since 2008).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the iShares Registrants due to his affiliations with BlackRock, Inc.
[2]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the iShares Registrants due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees/Director

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee/Director During the Past 5 Years

Cecilia H. Herbert (66)	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust; (since 2011); Independent Board Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (59)	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (60)	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	None.

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee/Director During the Past 5 Years

John E. Martinez (54)	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003) Trustee of iShares U.S. ETF Trust (since 2011); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	None.

Madhav V. Rajan (51)	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Equity Plus Committee Chair and Nominating and Governance Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director, Cavium, Inc. (since 2013).

Robert H. Silver (60)	Director of iShares, Inc. (since 2007); Trustee of iShares Trust (since 2007; Trustee of iShares U.S. ETF Trust (since 2011); 15(c) Committee Chair (since 2016).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011 Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	None.

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years

Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (40)	Secretary (since 2015).

Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the iShares exchange traded funds (since 2015); Secretary of the BlackRock-advised mutual funds (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).

Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).

Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

The Board has concluded that, based on each Trustee’s/Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees/Directors, each Trustee/Director should serve as a Trustee/Director of the Board. Among the attributes common to all Trustees/Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees/Director. A Trustee’s/Director’s ability to perform his or her duties effectively may have been attained through the Trustee’s/Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds of the iShares Registrants (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee/Director that led the Board to conclude that he or she should serve as a Trustee/Director.

Robert Kapito has been a Director of iShares, Inc. since 2009, a Trustee of iShares Trust since 2009 and a Trustee of iShares U.S. ETF Trust since 2011. Mr. Kapito has served as a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock, Inc.’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock, Inc.‘s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock, Inc.‘s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, Inc., including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Mr. Wiedman has served as a Director of iShares, Inc. since 2013, a Trustee of iShares Trust since 2013 and Trustee of iShares U.S. ETF Trust since 2013. Mr. Wiedman served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2013 to 2015. Mr. Wiedman is the Global Head and Managing Director of iShares. In addition, he is a member of BlackRock, Inc.‘s Global Executive Committee and Global Operating Committee. Prior to assuming his current responsibilities in 2011, Mr. Wiedman was the head of Corporate Strategy for BlackRock, Inc. Mr. Wiedman joined BlackRock, Inc. in 2004 to help start the advisory business, which evolved into the Financial Markets Advisory Group in BlackRock Solutions. This group advises financial institutions and governments on managing their capital markets exposures and businesses. Prior to BlackRock, Inc., he served as senior advisor and chief of staff for the Under Secretary for Domestic Finance at the U.S. Department of the Treasury and also was a management consultant at McKinsey & Co., advising financial institutions in the United States, Europe, and Japan. He has taught as an adjunct associate professor of law at Fordham University in New York and Renmin University in Beijing. Mr. Wiedman serves on the board of PennyMac Financial Services, Inc., a publicly-traded U.S. mortgage banking and investment management firm started in 2008, with BlackRock, Inc. as a sponsor. Mr. Wiedman earned an AB degree, Phi Beta Kappa, magna cum laude, in social studies from Harvard College in 1992 and a JD degree from Yale Law School in 1996.

Robert H. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.‘s Board from 2012 to 2015, Chairman of the 15(c) Committee of iShares, Inc. since 2016, a Trustee of iShares Trust since 2007, Chairman of iShares Trust’s Board from 2012 to 2015 and Chair of the 15(c) Committee of iShares Trust since 2016. Mr. Silver has been a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2016. Mr. Silver served as Chair of the iShares U.S. ETF Trust’s Board from 2012 to 2015. Mr. Silver served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (“DTCC”), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.

John E. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. from 2012 to 2015, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2016, a Trustee of iShares Trust since 2003, Chair of the Securities Lending Committee of iShares Trust from 2012 to 2015 and Chair of the Fixed Income Plus Committee of iShares Trust since 2016. Mr. Martinez has been a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2016. Mr. Martinez served as Chair of the Securities Lending Committee of iShares U.S. ETF Trust from 2012 to 2015. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003-2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. Since 2012, Mr. Martinez has served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

Cecilia H. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. from 2012 to 2015, Board Chair of the iShares, Inc.’s Board since 2016, a Trustee of iShares Trust since 2005, Board Chair of the iShares Trust’s Board since 2016 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares Trust from 2012 to 2015. Ms. Herbert has been a Trustee of iShares U.S. ETF Trust since 2011 and Board Chair of the iShares U.S. ETF Trust’s Board since 2016. Ms. Herbert served as Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust from 2012 to 2015. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert has served as Trustee of the Forward Funds since 2009, which was purchased by Salient Partners in 2015 and has served as Trustee of the Salient MF Trust since 2015. She previously served as Trustee of the Pacific Select Funds from 2004 until 2005 and Trustee of the Montgomery Funds from 1992 until 2003. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 until 2011 and a member of that board from 1992 until 2013. She was past Chair from 1994 until 2005, and a member since 1992, of the Investment Council of the Archdiocese of San Francisco. She has served as Trustee of WNET, New York’s public media station, since 2011. She worked from 1973-1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.

Charles A. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Trustee of iShares Trust since 2005 and Chair of the Audit Committee of iShares Trust since 2006. Mr. Hurty has been a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. Mr. Hurty served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, Chair of the Fixed Income Plus Committee of iShares, Inc. from 2012 to 2015, Chair of the Securities Lending Committee of iShares, Inc. since 2016, a Trustee of iShares Trust since 2005, Chair of the Nominating and Governance Committee of iShares Trust from 2010 until 2012 and Chair of the Fixed Income Plus Committee of iShares Trust from 2012 to 2015 and Chair of the Securities Lending Committee of iShares Trust since 2016. Mr. Kerrigan has been a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2016. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012 and Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust from 2012 to 2015. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.

Madhav V. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. from 2012 to 2015, Chair of the Equity Plus Committee and Nominating and Governance Committee of iShares, Inc. since 2016, a Trustee of iShares Trust since 2011, Chair of the 15(c) Committee of iShares Trust from 2012 to 2015 and Chair of the Equity Plus Committee and Nominating and Governance Committee of iShares Trust since 2016. Mr. Rajan has been a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Equity Plus Committee and Nominating and Governance Committee of iShares U.S. ETF Trust since 2016. Mr. Rajan served as Chair of the 15(c) Committee of iShares U.S. ETF Trust from 2012 to 2015. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Jane D. Carlin has served as a Director of iShares, Inc., a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust since 2015. Ms. Carlin has served as the Chair of the Risk Committee for iShares U.S. ETF Trust, iShares Trust and iShares, Inc. since 2016. Ms. Carlin served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as an Independent Director on the Board of PHH Corporation since 2012. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the iShares Registrants’ charter. The Board is currently composed of nine members, seven of whom are Independent Trustees/Directors. The Board currently conducts regular in person meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees/Directors meet regularly outside the presence of management, in executive session or with other service providers to the iShares Registrants.

The Board has appointed an Independent Trustee/Director to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees/Directors generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Risk Committee has been established by the Board as an ad-hoc Committee. The Chair of each standing Committee is an Independent Trustee/Director. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees/Directors have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis (“RQA”) Group that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the iShares Registrants, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief

Compliance Officer who oversees the implementation and testing of the iShares Registrants’ compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the iShares Registrants and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund’s independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees/Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund’s investment performance or other activities.

Committees of the Board of Trustees/Directors. The members of the Audit Committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the iShares Registrants’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the iShares Registrants; (ii) in its oversight of the iShares Registrants’ financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the iShares Registrants’ accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended February 28, 2015. The Audit Committee met four times during the fiscal year ended March 31, 2015. The Audit Committee met four times during the fiscal year ended April 30, 2015. The Audit Committee met four times during the fiscal year ended July 31, 2015. The Audit Committee met four times during the fiscal year ended August 31, 2015. The Audit Committee met four times during the fiscal year ended October 31, 2015.

The members of the Nominating and Governance Committee are Robert H. Silver, Jane D. Carlin, John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees. The Chair of the Nominating and Governance Committee is Madhav V. Rajan. The Nominating and Governance Committee nominates individuals for Independent Trustee/Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee/Director; (ii) recommending to the Board and current Independent Trustees/Director the nominee(s) for appointment as an Independent Trustee/Director by the Board and current Independent Trustees/Directors and/or for election as Independent Trustees/Directors by shareholders to fill any vacancy for a position of Independent Trustee(s)/Director(s) on the Board; (iii) recommending to the Board and current Independent Trustees/Director the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee/Director to the Board and current Independent Trustees/Directors to serve as Board Chair; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees/Directors for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met five times during the fiscal year ended February 28, 2015. The Nominating and Governance Committee met four times during the fiscal year ended March 31, 2015. The Nominating and Governance Committee met four times during the fiscal year ended April 30, 2015. The Nominating and Governance Committee met four times during the fiscal year ended July 31, 2015. The Nominating and Governance Committee met four times during the fiscal year ended August 31, 2015. The Nominating and Governance Committee met four times during the fiscal year ended October 31, 2015.

Each Independent Trustee/Director serves on the 15(c) Committee. The Chair of the 15(c) Committee is Robert H. Silver. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the iShares Registrants’ advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the iShares Registrants’ advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the iShares Registrants. The 15(c) Committee met three times during the fiscal year ended February 28, 2015. The 15(c) Committee met two times during the fiscal year ended March 31, 2015. The 15(c) Committee met two times during the fiscal year ended April 30, 2015. The 15(c) Committee met two times during the fiscal year ended July 31, 2015. The 15(c) Committee met two times during the fiscal year ended August 31, 2015. The 15(c) Committee met two times during the fiscal year ended October 31, 2015.

The members of the Securities Lending Committee are John E. Kerrigan, Jane D. Carlin, John E. Martinez and Madhav V. Rajan, all of whom are Independent Trustees/Directors. The Chair of the Securities Lending Committee is John E. Kerrigan. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the iShares Registrants’ securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the iShares Registrants’ securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the iShares Registrants’ Securities Lending Guidelines and the required findings with respect to, and annual approval of, the iShares Registrants’ agreement with the lending agent. The Securities Lending Committee met six times during the fiscal year ended February 28, 2015. The Securities Lending Committee met seven times during the fiscal year ended March 31, 2015. The Securities Lending Committee met six times during the fiscal year ended April 30, 2015. The Securities Lending Committee met three times during the fiscal year ended July 31, 2015. The Securities Lending Committee met three times during the fiscal year ended August 31, 2015. The Securities Lending Committee met four times during the fiscal year ended October 31, 2015.

The members of the Equity Plus Committee are Charles A. Hurty, John E. Kerrigan, and Madhav V. Rajan, all of whom are Independent Trustees/Directors. The Chair of the Equity Plus Committee is Madhav V. Rajan. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of iShares Registrants performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended February 28, 2015. The Equity Plus Committee met four times during the fiscal year ended March 31, 2015. The Equity Plus Committee met four times during the fiscal year ended April 30, 2015. The Equity Plus Committee met four times during the fiscal year ended July 31, 2015. The Equity Plus Committee met four times during the fiscal year ended August 31, 2015. The Equity Plus Committee met four times during the fiscal year ended October 31, 2015.

The members of the Fixed Income Plus Committee are Robert H. Silver, Jane D. Carlin and John E. Martinez, all of whom are Independent Trustees/Directors. The Chair of the Fixed Income Plus Committee is John E. Martinez. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of iShares Registrants performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding iShares Registrants performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended February 28, 2015. The Fixed Income Plus Committee met four times during the fiscal year ended March 31, 2015. The Fixed Income Plus Committee met four times during the fiscal year ended April 30, 2015. The Fixed Income Plus Committee met four times during the fiscal year ended July 31, 2015. The Fixed Income Plus Committee met four times during the fiscal year ended August 31, 2015. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2015.

The members of the ad hoc Risk Committee are Charles A. Hurty, Robert H. Silver and Jane D. Carlin, all of whom are Independent Trustees/Directors. The Chair of the Risk Committee is Jane D. Carlin. The principal responsibilities of the Risk Committee are to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016.

As the Board Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.

Effective January 1, 2016, the information below replaces the first paragraph in the “Remuneration of Trustees/Directors” section of each SAI.

Remuneration of Trustees/Directors. Prior to January 1, 2016, each current Independent Trustee/Director was paid an annual retainer of $300,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards (Robert H. Silver) was paid an additional annual retainer of $50,000. The Chair of the Audit Committees (Charles A. Hurty) was paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees (Cecilia H. Herbert), Equity Plus Committees (Cecilia H. Herbert), Fixed Income Plus Committees (John H. Kerrigan), Securities Lending Committees (John E. Martinez) and 15(c) Committees (Madhav V. Rajan) was paid an additional annual retainer of $15,000. Each Independent Trustee/Director that served as a director of subsidiaries of the Exchange-Traded Fund

Complex is paid an additional annual retainer of $10,000 (plus an additional $1,772 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).

After January 1, 2016, the annual retainer for the then current standing and ad hoc committee chairs became $25,000, except for the Audit Committee Chair, whose retainer was unchanged.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

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